                                                           EXHIBIT 10.7


                          THE UNITED STATES OF AMERICA




                           CERTIFICATE OF REGISTRATION
                               PRINCIPAL REGISTER


           The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

           The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office, that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks, and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

           A copy of the Mark and pertinent data from the application are a part of this certificate.

           This registration shall remain in force for TEN (10) years, unless terminated earlier as provided by law, and subject to compliance with the provisions of Section 8 of the Trademark Act of 1946, as Amended.




{seal}

PATENT AND TRADEMARK OFFICE
UNITED STATES OF AMERICA

                                        ----------------------------------------
                                          Commissioner of Patents and Trademarks


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INT. CL.: 3

PRIOR U.S. CLS.: 1, 4, 6, 50, 51, AND 52
                                                              REG. NO. 2,127,866
UNITED STATES PATENT AND TRADEMARK OFFICE                Registered Jan. 6, 1998
--------------------------------------------------------------------------------




                                    TRADEMARK
                               PRINCIPAL REGISTER



                                    VIRA-CD 7


ROST, INC. (FLORIDA CORPORATION)        FIRST    USE 7-1-1996;    IN   COMMERCE
11800 28TH STREET NORTH                2-24-1997.
ST. PETERSBURG, FL  33716

   FOR:  ALL PURPOSE SURFACE DETER-    SN 75-178,396, FILED 10-8-1996.
GENT / CLEANER / DISINFECTANT FOR
HARD SURFACES, IN CLASS 3 (U.S. CLS. 1, 4,
6, 50, 51 AND 52).
                                       KAREN KUHLKE, EXAMINING ATTORNEY